August 12, 2010

John Boschert, CEO
Caleco Pharma Corp.
59 East Mall Road
Building 4
Suite 201
Long Valley, NJ 07853

Public Relations, Promotion and Marketing Letter Agreement.

Dear Mr. Boschert,

This letter shall serve as an agreement (this "Agreement") by and between Caleco Pharma Corp. (CAEH) and CityVac IR Services, a sole proprietorship (Mary Kratka d/b/a CityVac, an accredited investor, duly licensed), whereby CityVac will provide consulting, promotional and marketing services for CAEH in accordance with the terms set forth below.

CONTRACT TERM

August 16, 2010 – December 16, 2010

SERVICES

CityVac will launch an investor awareness campaign and perform various investor relation services including but not limited to, news dissemination, creation and distribution of investor information, double opt-in email campaigns, features in newsletters, video presentations. Internet featured profiles and showcase at the 2010 San Francisco, Toronto and London World Money Shows.

CityVac will not engage in any spamming or other manipulative practices. All services fully comply with all SEC rules, regulations and guidelines and furthermore, CityVac will make no representation other than those approved in writing by the company.

PAYMENT

In consideration of the foregoing services performed by CityVac, CAEH shall pay a fee of 625,000 restricted shares on or before August 17, 2010.

The certificates are to be titled as follows: CityVac

The certificates should be shipped via overnight delivery to:
4250 Alafaya Trail
Suite 212-405
Oviedo, FL 32765

REPRESENTATIONS AND INDEMNITY

This Agreement shall create a binding agreement for the Services, and each party agrees to be bound by the terms and conditions contained herein. Each party represents and warrants to the other that it has the right to enter into this Agreement, and has the ability to perform its obligations hereunder. Each party further represents and warrants that the Services, will not violate or infringe upon the intellectual property rights of any third party; or violate any applicable laws and/or regulations. CityVac makes no representation or warranty as to the effectiveness or level of success of the Campaign. Nothing in this Agreement will be construed as a guarantee regarding the outcome of future stock price. This document constitutes the entire agreement and understanding of the parties. No verbal agreements are binding. This Contract shall be governed by the laws of the State of Florida. Any claims or legal action arising from this contract shall be

held in Osceola County, Florida. Each party shall, at its own expense, indemnify, defend, and hold harmless the other party and its affiliates from and against any claim, actions, liabilities, and damages, and any costs or expenses incurred in defending against same (including reasonable attorneys' fees), arising from any breach or alleged breach of the indemnifying party's representations and warranties.

GENERAL

Neither party shall be liable for failure to perform its obligations under this Agreement in the event of an Act of God, action by any governmental or quasi-governmental entity, fire, flood, insurrection, riot, explosion, power interruption or any condition beyond the reasonable control of the party affected by any such act.

The Undersigned represents and warrants to the Corporation that the Undersigned is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act.

The Undersigned acknowledges that the Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the Undersigned in accordance with an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Undersigned in this Agreement.

The Undersigned agrees to resell the Shares, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

The Undersigned acknowledges and agrees that all certificates representing the Shares will be "restricted securities" under the Securities Act and will be endorsed with the following legend in accordance with Regulation D of the Securities Act or such similar legend as deemed advisable by the lawyers for the Corporation to ensure compliance with the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT."

Mary Kratka

____

Mary Kratka
CityVac
4250 Alafaya Trail
Suite 212-405
Oviedo, FL 32765

AGREED AND ACCEPTED
AS OF August 12, 2010 BY:

John Boschert, CEO
Caleco Pharma Corp.